UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2022

LEE ENTERPRISES, INCORPORATED
(Exact Name of Registrant As Specified In Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6227 (Commission File Number)	42-0823980 (IRS Employer Identification No.)

4600 E. 53rd Street, Davenport, IA 52807
(Address of Principal Executive Offices, including Zip Code)

(563) 383-2100
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	LEE	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

Lee Enterprises, Incorporated (the “Company”) held its 2022 annual meeting of shareholders (the “Annual Meeting”) on March 10, 2022.

On March 14, 2022, First Coast Results, Inc., the independent inspector of election for the Annual Meeting (the “Inspector of Election”), issued its final report certifying the final voting results for the Annual Meeting. Set forth below are the final voting results as provided by the Inspector of Election.

Each share of our common stock, par value $0.01 per share (“Common Stock”) outstanding on January 12, 2022, the record date for the Annual Meeting (the “Record Date”), had one vote on each proposal. On the Record Date, there were 5,874,189 shares of Common Stock outstanding. Present at the Annual Meeting in person or represented by proxy were holders of 4,705,477 shares of Common Stock, or 80.1% of the outstanding shares entitled to vote at the Annual Meeting as of the Record Date, constituting a quorum.

The shareholders voted to re-elect each of Mary E. Junck, Herbert W. Moloney III and Kevin D. Mowbray as a director to serve for a three-year term expiring at the Company’s 2025 annual meeting of shareholders.

	For	Withheld	Broker Non-Votes
Mary E. Junck	3,416,133	1,132,738	156,606
Herbert W. Moloney III	3,370,504	1,178,367	156,606
Kevin D. Mowbray	4,028,267	520,604	156,606

The shareholders voted to ratify the appointment of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 25, 2022.

	For	Against	Abstain	Broker Non-Votes
Ratify Selection of BDO USA, LLP	4,642,864	33,236	29,377	0

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: March 14, 2022	By:	/s/ Timothy R. Millage
	Name:	Timothy R. Millage
	Title:	Vice President, Chief Financial Officer and Treasurer